UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2013

Date of reporting period: August 31, 2012

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2012

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

We are writing to share with you the semi-annual investment results for the Snow Capital Family of Funds, and to provide our perspective on the current environment for investors. Snow Capital’s contrarian investing style is focused and objective but, as we saw in the first half of 2012, the process can result in periods of underperformance. As our performance rebounded late in the period, we were reminded that patience and consistency can deliver significant rewards. We are excited by the opportunities ahead, and hope you will share in our optimism.

Investing has always had its pitfalls but today’s environment presents some unprecedented and troubling challenges. We would like to discuss two issues in particular: 1) historical returns for U.S. equities have been low for an extended period of time, and 2) interest rates generally are at unprecedented lows. Fortunately for our shareholders, we see opportunity in the midst of the uncertainty caused by these circumstances.

In the 13-year period from August 31, 1999 to August 31, 2012, the S&P 500 Index (S&P 500) total annualized return has been 2.36%. Anemic equity returns present a challenge because most individuals with an investment horizon above five years have historically had a bias toward equity investments. They have had this bias because over any post WWII five year rolling investment horizon equities had produced above average returns versus other asset classes. Traditionally financial advisors advocated for asset allocations with equities in the range of 60% to 70% of a portfolio.

Just as investors were biased toward equities they were consequently biased against fixed income investments for much of the post WWII period. That bias has reversed in recent years, and the U.S. bond market has now enjoyed a 31-year bull market. Interest rates on the 30-year U.S. Treasury have fallen from a peak of 15.21% on October 26, 1981 to a recent low of 1.55% on Aug 31, 2012. The 10-year U.S. Treasury yield reached the lowest point in recorded history at 1.39% on July 24, 2012.

Equity allocations have been reduced relative to fixed income allocations. The average investor now has more invested in bonds and cash than in U.S. equity securities. Bonds are perceived as “low risk” and “high return” thanks to the recent bond bull market, and equities are considered to be “high risk” and “low reward” investments.

As a result of these phenomena, the average investor finds themselves in a quandary. They have had very little return on their investments over the past 10 to 15 years and they now find themselves invested predominantly in fixed income securities where yields are at all-time lows. Additionally, these same investors have experienced trailing investment returns that fall short of most a priori assumptions for growth, putting their retirement projections in jeopardy. We have an entire asset class that has come up short in its investment returns and investors are now looking at a future where the best case scenario is a 10-year U.S. Treasury with a nominal yield under 2%.

A 30-year old working adult intending to retire at 65 would typically be advised to save at least 10% of their average salary until retirement in order to fulfill their retirement needs. Given the poor trailing returns of equities and the poor prospective returns of bonds this 30-year old investor seems to have few options. The chart below illustrates just how stark this investor’s choices are.

Source: Citi Research, Bloomberg

*	Real yields are calculated as the difference between the yield of each asset class (earnings yield for equities) and the 30-year breakeven rate. These rates are presumed to persist through time. The equity range of potential return/earnings yield is calculated as the minimum and maximum earnings yield over the past five years. Assumes a 30 year old retiring at 65 with 10x their annual salary at retirement.
HY CCC = Citigroup High Yield CCC-rated Index (USD), Equity = S&P 500 Index, HY B = Citigroup High-Yield B-rated Index (USD), HY Corp = Citigroup High Yield All issues Index (USD), HY B = Citigroup High-Yield BBB-rated Index(USD), IG Non-fin BBB = Citigroup Investment Grade non-financial BBB rated Index (USD), IG Fin. = Citigroup Investment Grade financials Index (USD), HG Corp = Citigroup High Grade corporates Index (USD), IG Non-fin BBB = Citigroup Investment Grade non-financial A rated Index (USD), Gold = assumed growth to be equal to the 30 year breakeven spread (USD), IG Non-fin AAA-AA = Citigroup Investment Grade non-financial AAA-AA rated Index (USD), Mortgages = Citigroup Mortgage Index all (USD), Treas. = Citigroup Treasury Index (USD)

Real returns based on today’s yields make bonds generally unattractive. Fortunately, equities and equity-like high yield bonds at current valuations provide for potential returns that meet or exceed the needs of this investor. However, investors have been shunning “risk” at the expense of potential returns to such a degree that they seem unwilling to accept the volatility of potential returns for equities as illustrated above.

A fundamental tenet of Snow Capital’s investment process is an assumption that investors will overreact. When confronted by the prospect of uncertain returns investors tend to sell. Likewise, in the euphoria of watching an investment gain, the average investor typically buys just as indiscriminately and usually holds on too long. One can see the potential for just such a scenario in the interplay between bonds and equities right now.

The period of investor unease that found its beginnings in 2008 has continued to plague markets. As contrarian value investors, we have sought to capitalize on the opportunities presented by volatile markets with the knowledge that the most advantageous investments are typically made when investor despair is at its peak. While equity returns are variable, today’s volatility is not without precedent. In every positive return year for the S&P 500 since 1980 the market has dropped by at least 3% and averaged a 15% intra-year drop in price over this time period.

At all times there is a risk of unexpected events occurring in the market. As investors, we are charged with including such risk in our daily assessment of long-term value. For Snow Capital, an asset’s value is based on assessment of a “normal” stream of earnings.

Source:	Snow Capital Management L.P. research, Bloomberg

We see significant deviation from “normal” occurring in both the bond market and the equity markets. Bonds have enjoyed an impressive 31-year run of virtually uninterrupted returns and stocks are trading at levels where for the first time since the 1950s they yield more than the 10-year U.S. Treasury (e.g. S&P 500 dividend yield of 2.12% versus a 10-year U.S. Treasury yield of 1.55%) Given investors’ recent shunning of “risk” assets in the form of U.S. equity securities, we believe that there remains a large potential catalyst to U.S. equities as investors begin to rotate back toward U.S. stocks. On the downside investors may finally see the potential “risk” of owning bonds as interest rates begin their long and probably slow ascent back up.

Such a rotation is long overdue and should have the added effect of rewarding fundamental value within equities and thus benefit our investment process.

Snow Capital offers two mutual funds that provide an investor the opportunity to leverage Snow Capital’s value investing process, our resources as an institutional investor, and our professional investment discipline. All of our funds utilize the same process that was developed by Richard Snow and implemented by our team of experienced and talented investment professionals. Your financial professional can help you determine which funds are best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the six month period ended August 31, 2012, the Snow Capital Opportunity Fund Institutional Class Shares recorded a return of -2.42% compared to a return of 4.14% for the S&P 500 Index and a return of 3.80% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a core portfolio of between 30 and 60 U.S. listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. An actively traded equity options strategy is employed with the goals of increasing potential returns and decreasing volatility. The Fund may attempt to hedge market exposure through the purchase and/or sale of options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

In the six months ended August 31, 2012, Consumer Discretionary, Health Care, and Industrial sectors added to overall performance. In order of magnitude, the best performing stock for the six months was Allstate (ALL), a leading personal property and casualty insurer, which outperformed due to an improved pricing environment across its range of businesses. Valero (VLO) shares advanced as structural advantages associated with cheap gas and a growing oil supply have benefitted U.S. refining assets. Pfizer (PFE), a global research-based pharmaceutical company, performed well as management continues to remain focused on cost reductions following the Lipitor patent expiration, in addition to investors seeking higher yielding investments in a low interest rate environment. Whirlpool (WHR), a leading home appliance manufacturer, should continue to benefit from margin expansion from price increases, as well as an improving U.S. housing market. Finally, SanDisk (SNDK), a data storage solutions manufacturer, exceeded expectations as management outlined an improved outlook as the industry continues to recover from a supply/demand imbalance.

Top Detractors from the Fund’s Return

Our largest detractors over the past six months were primarily financial services companies, which continue to be plagued by challenging mortgage issues, a constricting regulatory environment, and general macroeconomic concerns. In order of magnitude, the worst performer was Genworth Financial (GNW), which continues to suffer due to concerns over its Australian mortgage insurance business. The Fund’s investment in Vishay Intertechnology (VSH), a leading manufacturer of discrete semiconductor components, detracted from performance as fears surrounding the global macroeconomic slowdown have become the biggest driver of semiconductor stock performance in 2012. Hartford Financial Services (HIG), MGIC Investment Corp. Convertible Bond (MTG 9% 4/1/63), and MetLife (MET) were the other largest detractors during the past six months. HIG and MET are leading providers of a range of insurance products and annuities, saw share price declines, due to the record-low interest rate environment, and the Fed’s decision to keep interest rates at essentially zero into 2015. The MGIC convertible bond issue declined as MGIC exercised their option to defer payment on this issue until 2022. We continue to maintain our investments in each of the above mentioned securities.

Portfolio Positioning

As of August 31, 2012, the Fund held an overweight in the Information Technology, Health Care, Consumer Discretionary, and Energy sectors and an underweight in the Utilities, Consumer Staples, Telecomm Service, Materials, and Industrial sectors compared to the Russell 3000 Value Index.

During the past six months, we reduced our exposure to Industrials, Financials, Health Care, and Consumer Staples, and increased our investments in Consumer Discretionary, Energy, Information Technology, and Materials. We maintained a 0% weighting in Telecom Services and Utilities.

As of the end of August, the portfolio held 38 core positions and was approximately 80% delta-adjusted net long. We are holding cash as a component of our options strategies (e.g. written puts, and long call options) and to take advantage of any opportunities the market volatility may provide.

Comments on the Fund’s Five Largest Holdings

Community Health Systems (CYH)

CYH is an excellent hospital operator who should benefit from industry consolidation and increased access to health insurance. Community Health Systems operates in multiple states with a focus on non-urban areas.

MetLife Inc. (MET)

MET is a market leader in the life insurance industry, with better capitalization than most of its peers. MetLife provides individual insurance, employee benefits, and financial services with operations across the globe. The Company’s products include life insurance, annuities, automobile and homeowners insurance, retail banking, and other financial services to individuals as well as group insurance.

Hartford Financial Services Group (HIG)

One of the oldest life insurance companies in the United States that is complemented by a stable property and casualty business focused on personal lines, small business, and middle markets.

Microsoft Corp. (MSFT)

MSFT is the world’s most successful software company, best known for their Windows operating system, which dominates the consumer and business PC market. MSFT also offers server application software, business and consumer applications software, software development tools, and Internet and intranet software. MSFT also develops video game consoles and digital music entertainment devices.

Health Management Associates Inc. (HMA)

HMA is an excellent hospital operator who will benefit from integration synergies and increased access to health insurance. HMA operates general acute care hospitals in rural communities located primarily in the southeastern and southwestern United States. The Company’s facilities offer a wide range of medical and surgical services.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the six month period ended August 31, 2012, the Snow Capital Small Cap Value Fund Institutional Class Shares recorded a return of -0.60% compared to a return of 2.03% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of between 40 and 60 U.S. listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws investments principally from companies with market capitalizations between $100 million and $3 billion.

Top Positive Contributors to the Fund’s Return

In the six months ended August 31, 2012, Consumer Staples, Financials, Consumer Discretionary, Telecomm Service, and Energy sectors added to overall performance. In order of magnitude, the best performing stock for the six months was Medifast (MED), a multichannel weight loss management company, which saw shares appreciate after standalone clinics reported better than expected profitability. Alon Energy USA (ALJ), an independent U.S. refiner with operations concentrated in the south central, southwestern, and western regions of the United States, that has benefitted from structural advantages associated with cheap gas and a growing domestic oil supply. Integra LifeSciences Holdings (IART), a diversified medical device manufacturer that rebounded from historical lows after manufacturing and end-market concerns eased. Abercrombie & Fitch (ANF), a specialty retailer that has rebounded after declining margin trends from over-expansion sent shares to multi-year lows. BancorpSouth (BXS), a regional bank operating in the southern U.S., that is well capitalized and continues to benefit from improving credit metrics.

Top Detractors from the Fund’s Return

Shares of Health Net (HNT), a regional health insurer, declined as the company lowered 2012 earnings per share guidance for the second sequential quarter. Guidance revisions have been related to a negative commercial price-to-cost trend spread that reflects a tougher margin environment. Sealed Air (SEE), a leading packaging, hygiene, and food safety company, detracted from performance due to European exposure concerns, especially related to their recent Diversey acquisition. OM Group (OMG), the world’s leading producer of cobalt and cobalt by-products, declined as a sluggish cobalt market impacted quarterly results. Shares of First Niagara Financial Group (FNFG), a regional bank with branches throughout the northeast, fell as concerns with the overall economy, led some to question loan growth in the near-term. AECOM Technology (ACM), a global E&C company specializing in infrastructure, declined as execution in their MSS (Management Support Services) segment continues to underwhelm, due to their U.S. government exposure.

Portfolio Positioning

As of August 31, 2012, the Fund held an overweight to the Health Care, Industrials, Consumer Discretionary, Energy, and Materials sectors compared to the Russell 2000 Value Index. The Fund held an underweight in the Financials, Utilities, Information Technology, and Consumer Staples sectors compared to the Russell 2000 Value Index. Telecomm carried an equal weighting.

Comments on the Fund’s Five Largest Holdings

Health Net, Inc. (HNT)

Health Net offers managed health care benefits and products. Greater clarity on legislative reform and increasing employment could drive a higher valuation.

Kindred Healthcare Inc. (KND)

A national healthcare services company operating hospitals, nursing centers, institutional pharmacies and a contract rehabilitation services business. KND has fallen out of favor with investors due to concerns over reimbursement cuts, despite growing volumes and market leadership.

Terex (TEX)

A premier global manufacturer operating in four business segments: aerial work platforms, construction, cranes, and materials processing. Terex should benefit from a recovery in non-residential construction.

First Niagara Financial Group Inc. (FNFG)

A growing regional bank, located in urban, northeast markets, that has been unfairly punished by an ill-timed acquisition.

Spirit Aerosystems Holdings Inc. (SPR)

A designer and manufacturer of aerostructures including fuselages, propulsion systems and wing systems for commercial and military aircrafts, positioned to benefit as the older commercial aerospace fleets are replaced and emerging market orders increase.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedules of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation. The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation. HY CCC is the Citigroup High Yield CCC-rated Index, a US Dollar denominated unmanaged index of high yield CCC-rated issues. HY B is the Citigroup High-Yield B-rated Index, a US Dollar denominated unmanaged index of high-yield B-rated issues. HY Corp is the Citigroup High Yield All corporates issues Index, a US Dollar denominated unmanaged index of all high yield corporate issues. HY B is the Citigroup High-Yield BBB-rated Index, a US Dollar denominated unmanaged index of high-yield BBB-rated issues. IG Non-fin BBB is the Citigroup Investment Grade non-financial BBB rated Index, a US Dollar denominated unmanaged index of investment grade non-financial BBB rated issues. IG Fin. is the Citigroup Investment Grade financials Index, a US Dollar denominated unmanaged index of investment grade financial issues. HG Corp is the Citigroup High Grade corporates Index, a US Dollar denominated unmanaged index of high grade corporate issues. IG Non-fin BBB is the Citigroup Investment Grade non-financial A rated Index a US Dollar denominated unmanaged index of investment grade non-financial A rated issues. IG Non-fin AAA-AA is the Citigroup Investment Grade non-financial AAA-AA rated Index, a US Dollar denominated unmanaged index of investment grade non-financial A rated issues. Mortgages is the Citigroup Mortgage Index, a US Dollar denominated unmanaged index of all durations of all agency mortgage issues. Treas. is the Citigroup Treasury Index, a US Dollar denominated unmanaged index of a blend of all US Treasuries. Gold is a dense, soft, shiny, malleable and ductile metal. It is a chemical element with the symbol Au and atomic number 79.

You cannot invest directly in an index.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/12 - 8/31/12).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expense Examples (Unaudited)

	Beginning Account Value 3/1/2012	Ending Account Value 8/31/2012	Expenses Paid During Period 3/1/12- 8/31/12	Annualized Expense Ratio
Based on Actual Fund Returns
Opportunity Fund*
Class A	$1,000.00	$975.10	$7.67	1.54%
Class C	1,000.00	970.80	11.23	2.26
Institutional Class	1,000.00	975.80	6.42	1.29%
Small Cap Value Fund*
Class A	1,000.00	992.80	10.05	2.00
Class C	1,000.00	989.20	13.79	2.75
Institutional Class	1,000.00	994.00	8.80	1.75

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 3/1/2012	Ending Account Value 8/31/2012	Expenses Paid During Period 3/1/12- 8/31/12	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
Opportunity Fund*
Class A	$1,000.00	1,017.44	7.83	1.54%
Class C	1,000.00	1,013.81	11.47	2.26
Institutional Class	1,000.00	1,018.65	6.61	1.30
Small Cap Value Fund*
Class A	1,000.00	1,015.12	10.16	2.00
Class C	1,000.00	1,011.34	13.94	2.75
Institutional Class	1,000.00	1,016.38	8.89	1.75

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets in equity securities of companies with small market capitalizations (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2012 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2012 is shown below.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2012(1)

	One Year	Three Years	Five Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	5.09%	3.43%	(1.81)%	0.28%
Class A (without sales charge)	10.92%	5.31%	(0.74)%	1.13%
Class C (with sales charge)	9.16%	4.52%	(1.46)%	0.40%
Class C (without sales charge)	10.16%	4.52%	(1.46)%	0.40%
Institutional Class	11.20%	5.57%	(0.50)%	1.37%
S&P 500 Index	18.00%	13.62%	1.28%	3.31%

	Six Months	One Year		Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	(5.92)%	9.40%		10.28%
Class A (without sales charge)	(0.72)%	15.45%		13.73%
Class C (with sales charge)	(2.07)%	13.61%		12.90%
Class C (without sales charge)	(1.08)%	14.61%		12.90%
Institutional Class	(0.60)%	15.70%		13.99%
Russell 2000 Value Index	2.03%	14.08%		7.25%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad-based securities index on the Funds’ inception date. The graphs do not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Small Cap Value Fund

Schedule of Investments

August 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS - 95.78%
Aerospace & Defense - 6.24%
Ducommun, Inc.(a)	19,685	$288,976
LMI Aerospace, Inc.(a)	22,000	428,340
Spirit Aerosystems Holdings, Inc.(a)	30,990	770,411

		1,487,727

Air Freight & Logistics - 2.38%
Atlas Air Worldwide Holdings, Inc.(a)	11,000	566,500

Auto Components - 1.11%
Standard Motor Products, Inc.	15,000	264,600

Biotechnology - 0.45%
Momenta Pharmaceuticals, Inc.(a)	7,545	106,460

Capital Markets - 2.45%
Cowen Group, Inc.(a)	85,305	222,646
SWS Group, Inc.(a)	60,400	360,588

		583,234

Chemicals - 3.15%
Kraton Performance Polymers, Inc.(a)	17,500	375,375
OM Group, Inc.(a)	20,345	375,162

		750,537

Commercial Banks - 6.63%
1st United Bancorp, Inc.(a)	43,035	260,792
BancorpSouth, Inc.	38,585	568,743
First Commonwealth Financial Corp.	17,105	119,051
TCF Financial Corp.	56,760	631,171

		1,579,757

Commercial Services & Supplies - 2.71%
Avery Dennison Corp.	20,690	646,149

Communications Equipment - 2.11%
Black Box Corp.	19,300	501,607

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2012 (Unaudited)

	Shares	Value
Computers & Peripherals - 2.36%
Silicon Graphics International Corp.(a)	65,750	$561,505

Construction & Engineering - 2.36%
AECOM Technology Corp.(a)	29,000	562,310

Containers & Packaging - 2.64%
Sealed Air Corp.	44,000	627,880

Distributors - 1.51%
VOXX International Corp.(a)	48,000	360,000

Diversified Telecommunication Services - 0.65%
Iridium Communications, Inc.(a)	20,800	154,128

Electronic Equipment, Instruments & Components - 1.67%
Orbotech Ltd.(a)	7,623	63,423
Vishay Intertechnology, Inc.(a)	35,000	334,600

		398,023

Energy Equipment & Services - 5.50%
ION Geophysical Corp.(a)	84,045	548,814
Lufkin Industries, Inc.	4,400	230,648
Patterson-UTI Energy, Inc.	35,000	531,650

		1,311,112

Health Care Equipment & Supplies - 3.01%
Integra LifeSciences Holdings Corp.(a)	9,500	373,730
Invacare Corp.	25,000	343,500

		717,230

Health Care Providers & Services - 14.88%
Accretive Health, Inc.(a)	20,500	243,745
Community Health Systems, Inc.(a)	28,000	757,120
Health Management Associates, Inc.(a)	45,490	348,453
Health Net, Inc.(a)	35,920	835,140
Kindred Healthcare, Inc.(a)	74,000	825,840
LHC Group, Inc.(a)	30,800	535,920

		3,546,218

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2012 (Unaudited)

	Shares	Value
Insurance - 4.36%
Aspen Insurance Holdings Ltd.	20,470	$595,268
Assurant, Inc.	9,500	334,875
Endurance Specialty Holdings Ltd.	2,895	109,460

		1,039,603

IT Services - 0.94%
Hackett Group, Inc.(a)	60,000	225,000

Leisure Equipment & Products - 1.75%
JAKKS Pacific, Inc.	25,000	416,000

Machinery - 6.86%
Barnes Group, Inc.	17,600	416,591
LB Foster Co.	4,950	159,143
Manitowoc Company, Inc.	21,375	275,310
Terex Corp.(a)	35,410	781,498

		1,632,542

Multiline Retail - 2.24%
Big Lots, Inc.(a)	17,500	532,700

Office Electronics - 2.33%
Zebra Technologies Corp.(a)	14,875	554,689

Oil, Gas & Consumable Fuels - 3.37%
Alon USA Energy, Inc.	18,000	246,240
Carrizo Oil & Gas, Inc.(a)	22,100	557,804

		804,044

Personal Products - 0.83%
Medifast, Inc.(a)	7,100	198,019

Semiconductors & Semiconductor Equipment - 0.69%
Tessera Technologies, Inc.	10,800	164,916

Specialty Retail - 5.20%
Abercrombie & Fitch Co.	18,000	647,820
Express, Inc.(a)	23,000	359,030
Wet Seal, Inc.(a)	80,205	232,595

		1,239,445

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2012 (Unaudited)

	Shares	Value
Textiles, Apparel & Luxury Goods - 2.15%
True Religion Apparel, Inc.	17,500	$405,825
Vera Bradley, Inc.(a)	5,000	106,150

		511,975

Thrifts & Mortgage Finance - 3.25%
First Niagara Financial Group, Inc.	98,000	773,220

TOTAL COMMON STOCKS (Cost $22,233,896)		$22,817,130

REAL ESTATE INVESTMENT TRUSTS - 2.67%
Duke Realty Corp.	12,825	185,963
Healthcare Realty Trust, Inc.	10,000	242,599
Highwoods Properties, Inc.	6,395	208,541

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $525,245)		$637,103

SHORT-TERM INVESTMENTS - 1.79%
Money Market Fund - 1.79%
Fidelity Institutional Government Portfolio	426,686	426,686

TOTAL SHORT-TERM INVESTMENTS (Cost $426,686)		$426,686

Total Investments (Cost $23,185,827) - 100.24%		23,880,919
Liabilities in Excess of Other Assets - (0.24)%		(55,991)

TOTAL NET ASSETS - 100.00%		$23,824,928

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Investments

August 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS - 85.19%
Aerospace & Defense - 3.49%
Spirit Aerosystems Holdings, Inc. (a)	310,400	$7,716,544

Auto Components - 2.17%
TRW Automotive Holdings Corp. (a)	110,000	4,808,100

Commercial Banks - 4.88%
Synovus Financial Corp.	1,740,000	3,619,200
Wells Fargo & Co. (b)	211,000	7,180,330

		10,799,530

Computers & Peripherals - 2.10%
Sandisk Corp. (a)	112,800	4,649,616

Containers & Packaging - 1.74%
Sealed Air Corp.	270,000	3,852,900

Diversified Financial Services - 2.94%
JP Morgan Chase & Co. (b)	175,000	6,499,500

Electronic Equipment, Instruments & Components - 3.54%
Vishay Intertechnology, Inc. (a)	820,000	7,839,200

Energy Equipment & Services - 8.30%
Baker Hughes, Inc.	135,000	6,156,000
Noble Corp.	190,501	7,265,709
Patterson-UTI Energy, Inc.	325,460	4,943,737

		18,365,446

Food Products - 0.36%
Archer-Daniels-Midland Co.	30,000	802,500

Health Care Equipment & Supplies - 2.38%
Hospira, Inc. (a)	156,800	5,265,344

Health Care Providers & Services - 10.51%
Community Health Systems, Inc. (a)	337,865	9,135,870
Health Management Associates, Inc. (a)	1,113,000	8,525,580
Kindred Healthcare, Inc. (a)	86,800	968,688
Wellpoint, Inc.	77,000	4,609,990

		23,240,128

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2012 (Unaudited)

	Shares	Value
Household Durables - 1.89%
Whirlpool Corp.	55,400	$4,180,484

Insurance - 16.02%
Allstate Corp.	76,054	2,835,293
Genworth Financial, Inc. (a)	1,380,300	7,301,787
Hartford Financial Services Group, Inc.	485,700	8,708,601
MetLife, Inc. (b)	263,000	8,976,189
Prudential Financial, Inc.	139,300	7,593,243

		35,415,113

Machinery - 3.72%
Eaton Corp.	65,000	2,906,800
Terex Corp. (a)	241,500	5,329,905

		8,236,705

Multiline Retail - 2.02%
Macy’s, Inc.	110,600	4,458,286

Oil, Gas & Consumable Fuels - 6.71%
Chesapeake Energy Corp.	240,000	4,644,000
Phillips 66	112,000	4,704,000
Ultra Petroleum Corp. (a)	100,000	2,056,000
Valero Energy Corp.	110,000	3,438,600

		14,842,600

Paper & Forest Products - 0.63%
International Paper Co.	40,000	1,382,400

Semiconductors & Semiconductor Equipment - 4.13%
Marvell Technology Group Ltd.	310,000	3,155,800
Texas Instruments, Inc.	205,000	5,953,200

		9,109,000

Software - 3.90%
Microsoft Corp.	280,000	8,629,600

Specialty Retail - 2.66%
Abercrombie & Fitch Co.	163,000	5,866,370

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2012 (Unaudited)

	Shares	Value
Textiles, Apparel & Luxury Goods - 1.10%
Vera Bradley, Inc. (a)	115,000	$2,441,450

TOTAL COMMON STOCKS (Cost $180,205,593)		$188,400,816

EXCHANGE TRADED NOTES - 2.65%
Market Vectors Double Short Euro (a)	122,589	$5,853,625

TOTAL EXCHANGE TRADED NOTES (Cost $4,830,845)		$5,853,625

	Prinicipal Amount	Value
CONVERTIBLE BONDS - 0.56%
MGIC Investment Corp. 9.00%, 04/01/2063	$5,000,000	$1,237,500

TOTAL CONVERTIBLE BONDS (Cost $2,444,189)		$1,237,500

	Contracts	Value
PURCHASED OPTIONS - 0.15%
Call Options - 0.04%
Bank of America Corp.
Expiration: January, 2013, Exercise Price: $10.000	5,000	$85,000

Total Call Options		85,000

Put Options - 0.11%
PowerShares DB Commodity Index Tracking Fund
Expiration: January, 2014, Exercise Price: $20.000	490	26,950
SPDR S&P 500 ETF
Expiration: December, 2012, Exercise Price: $140.000	200	114,200
Expiration: January, 2013, Exercise Price: $140.000	150	97,200

Total Put Options		238,350

TOTAL PURCHASED OPTIONS (Cost $1,006,161)		$323,350

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2012 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS - 11.94%
MONEY MARKET FUND - 11.94%
Fidelity Institutional Government Portfolio	26,413,008	$26,413,008

TOTAL SHORT-TERM INVESTMENTS (Cost $26,413,008)		$26,413,008

Total Investments (Cost $214,899,796) - 100.49%		222,228,299
Liabilities in Excess of Other Assets - (0.49)%		(1,079,188)

TOTAL NET ASSETS - 100.00%		$221,149,111

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for options written.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Options Written

August 31, 2012 (Unaudited)

	Contracts	Value
CALL OPTIONS
Abercrombie & Fitch Co.
Expiration: January, 2013, Exercise Price: $40.00	400	$100,000
Allstate Corp.
Expiration: October, 2012, Exercise Price: $35.00	400	109,800
Archer-Daniels-Midland Co.
Expiration: September, 2012, Exercise Price: $35.00	300	300
Community Health Systems, Inc.
Expiration: September, 2012, Exercise Price: $27.00	180	15,300
Expiration: September, 2012, Exercise Price: $30.00	8	80
Expiration: September, 2012, Exercise Price: $31.00	60	450
Expiration: December, 2012, Exercise Price: $28.00	300	63,000
Genworth Financial, Inc.
Expiration: September, 2012, Exercise Price: $6.00	221	1,105
Hospira, Inc.
Expiration: November, 2012, Exercise Price: $40.00	300	4,500
JP Morgan Chase & Co.
Expiration: September, 2012, Exercise Price: $38.00	648	34,344
Expiration: October, 2012, Exercise Price: $38.00	300	29,400
Macy’s, Inc.
Expiration: September, 2012, Exercise Price: $37.00	200	69,000
MetLife, Inc.
Expiration: September, 2012, Exercise Price: $37.00	400	8,000
Synovus Financial Corp.
Expiration: November, 2012, Exercise Price: $2.00	391	5,865
Vera Bradley, Inc.
Expiration: October, 2012, Exercise Price: $25.00	240	10,200

		451,344

PUT OPTIONS
Allegheny Technologies Inc.
Expiration: October, 2012, Exercise Price: $27.50	200	23,400
Expiration: October, 2012, Exercise Price: $30.00	600	135,000
Apple Inc.
Expiration: October, 2012, Exercise Price: $535.00	50	7,500
Baker Hughes, Inc.
Expiration: September, 2012, Exercise Price: $45.00	300	32,100

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2012 (Unaudited)

	Contracts	Value
Bank of America Corp.
Expiration: January, 2013, Exercise Price: $7.50	5,000	$290,000
Community Health Systems, Inc.
Expiration: September, 2012, Exercise Price: $20.00	300	2,250
Express, Inc.
Expiration: October, 2012, Exercise Price: $15.00	68	4,250
Expiration: January, 2013, Exercise Price: $12.50	500	25,000
Genworth Financial, Inc.
Expiration: September, 2012, Exercise Price: $4.50	700	4,200
Expiration: September, 2012, Exercise Price: $5.00	1,180	17,700
International Paper Co.
Expiration: September, 2012, Exercise Price: $32.00	300	6,300
JP Morgan Chase & Co.
Expiration: September, 2012, Exercise Price: $34.00	200	3,600
Expiration: September, 2012, Exercise Price: $35.00	400	10,800
Expiration: October, 2012, Exercise Price: $33.00	1,000	40,000
MetLife, Inc.
Expiration: September, 2012, Exercise Price: $34.00	200	18,600
Prudential Financial, Inc.
Expiration: September, 2012, Exercise Price: $60.00	195	108,712
Sandisk Corp.
Expiration: September, 2012, Exercise Price: $40.00	300	22,500
Terex Corp.
Expiration: October, 2012, Exercise Price: $15.00	200	2,500
Ultra Petroleum Corp.
Expiration: September, 2012, Exercise Price: $23.00	1	267
Veeco Instruments Inc.
Expiration: October, 2012, Exercise Price: $30.00	318	29,415

		784,094

Total Options Written (Premiums received $2,355,520)		$1,235,438

Snow Capital Family of Funds

Statement of Assets and Liabilities

August 31, 2012 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

ASSETS
Investments, at value (cost of $23,185,827 and $214,899,796 respectively)	$23,880,919	$222,228,299
Dividends and interest receivable	24,459	617,474
Receivable for investments sold	311,799	2,236,093
Receivable for Fund shares sold	26,590	29,561
Other assets	11,544	29,928

TOTAL ASSETS	24,255,311	225,141,355

LIABILITIES
Written options, at value (premiums received of $0 and $2,355,520 respectively)	—	1,235,438
Payable for investments purchased	234,346	1,182,599
Payable for Fund shares redeemed	40,638	738,028
Payable to affiliates	86,582	210,900
Payable to Adviser	8,347	199,111
Payable for distribution fees	14,126	278,637
Payable for shareholder servicing fees	5,090	5,187
Accrued expenses and other liabilities	41,254	142,344

TOTAL LIABILITIES	430,383	3,992,244

NET ASSETS	$23,824,928	$221,149,111

Net assets consist of:
Paid-in capital	$22,429,603	$265,525,010
Accumulated net investment income (loss)	(89,453)	892,149
Accumulated net realized gain (loss)	789,686	(53,716,633)
Net unrealized appreciation (depreciation) on:
Investments	695,092	8,011,314
Purchased options	—	(682,811)
Written options	—	1,120,082

NET ASSETS	$23,824,928	$221,149,111

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statement of Assets and Liabilities (Continued)

August 31, 2012 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

CLASS A SHARES
Net assets	$13,235,852	$75,941,861
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	530,710	3,873,468
Net asset value and redemption price per share(1)	$24.94	$19.61
Maximum offering price per share (Net Asset Value per share divided by 0.9475)(2)	$26.32	$20.70

CLASS C SHARES
Net assets	$1,751,594	$38,136,380
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	71,149	2,009,889
Net asset value, redemption price and offering price per share(1) (3)	$24.62	$18.97

INSTITUTIONAL CLASS SHARES
Net assets	$8,837,482	$107,070,870
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	352,945	5,418,417
Net asset value, redemption price and offering price per share(1)	$25.04	$19.76

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statement of Operations

For the Six Months Ended August 31, 2012 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

INVESTMENT INCOME
Dividend income	$108,586	$1,708,255
Interest income	17	372,186

TOTAL INVESTMENT INCOME	108,603	2,080,441

EXPENSES
Investment advisory fees	136,348	1,324,680
Administration fees	60,080	148,610
Transfer agent fees and expenses	35,794	136,475
Federal and state registration fees	19,720	22,180
Distribution fees - Class A	15,492	133,745
Audit and tax fees	13,456	14,416
Distribution fees - Class C	6,919	152,784
Chief compliance officer fees and expenses	3,972	4,004
Custody fees	3,534	16,493
Trustees’ fees and related expenses	2,904	2,904
Legal fees	2,564	6,330
Shareholder servicing fees - Class C	2,306	43,720
Reports to shareholders	664	26,960
Other expenses	3,694	12,420

TOTAL EXPENSES	307,447	2,045,721

Less waivers and reimbursement by Advisor (Note 4)	(91,842)	—

NET EXPENSES	215,605	2,045,721

NET INVESTMENT INCOME (LOSS)	(107,002)	34,720

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,041,042	10,967,402
Purchased options		(194,202)
Written options	—	3,020,768
Net change in unrealized appreciation (depreciation) on:
Investments	(980,066)	(22,275,385)
Purchased options	—	247,531
Written options	—	(70,648)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	60,976	(8,304,534)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(46,026)	$(8,269,814)

(1)	Net of $10,623 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statement of Changes in Net Assets

	For the Six Months Ended August 31, 2012	Year Ended February 29, 2012
	(Unaudited)

FROM OPERATIONS
Net investment loss	$(107,002)	$(161,368)
Net realized gain (loss) on:
Investments	1,041,042	(223,572)
Net change in unrealized appreciation (depreciation) on:
Investments	(980,066)	1,325,552

Net increase in net assets from operations	(46,026)	940,612

FROM DISTRIBUTIONS
Net realized gain on investments - Class A	—	(50,980)
Net realized gain on investments - Class C	—	(6,957)
Net realized gain on investments - Institutional Class	—	(27,231)

Net decrease in net assets resulting from distributions paid	—	(85,168)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	4,006,842	13,509,309
Proceeds from shares sold - Class C	321,254	1,737,517
Proceeds from shares sold - Institutional Class	2,149,250	4,904,216
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	42,725
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	6,699
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	9,050
Payments for shares redeemed - Class A(1)	(2,334,777)	(4,705,062)
Payments for shares redeemed - Class C	(431,355)	(150,744)
Payments for shares redeemed - Institutional Class(2)	(410,767)	(268,396)

Net increase in net assets from capital share transactions	3,300,447	15,085,314

TOTAL INCREASE IN NET ASSETS	3,254,421	15,940,758
NET ASSETS:
Beginning of Period	20,570,507	4,629,749

End of Period	$23,824,928	$20,570,507

ACCUMULATED NET INVESTMENT LOSS	$(89,453)	$—

(1)	Net of redemption fees of $111 and $1,294 for the six months ended August 31, 2012 and the year ended February 29, 2012, respectively.
(2)	Net of redemption fees of $0 and $171 for the six months ended August 31, 2012 and the year ended February 29, 2012, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statement of Changes in Net Assets

	For the Six Months Ended August 31, 2012	Year Ended February 29, 2012
	(Unaudited)

FROM OPERATIONS
Net investment income (loss)	$34,720	$606,912
Net realized gain (loss) on:
Investments	10,967,402	(20,780,735)
Purchased options	(194,202)	—
Written options	3,020,768	4,548,983
Net change in unrealized appreciation (depreciation) on:
Investments	(21,402,834)	(7,145,037)
Purchased options	(1,555,362)
Written options	859,694	462,272

Net increase (decrease) in net assets from operations	(8,269,814)	(22,307,605)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	5,341,351	48,492,541
Proceeds from shares sold - Class C	1,003,146	5,249,526
Proceeds from shares sold - Institutional Class	21,951,095	46,474,016
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	—
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	—
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	—
Payments for shares redeemed - Class A(1)	(47,675,426)	(42,900,673)
Payments for shares redeemed - Class C(2)	(6,668,691)	(15,684,602)
Payments for shares redeemed - Institutional Class(3)	(27,545,741)	(36,403,203)

Net increase in net assets from capital share transactions	(53,594,266)	5,227,605

TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,864,080)	(17,080,000)
NET ASSETS:
Beginning of Period	283,013,191	300,093,191

End of Period	$221,149,111	$283,013,191

ACCUMULATED NET INVESTMENT INCOME	$892,149	$702,672

(1)	Net of redemption fees of $789 and $1,676 for the six months ended August 31, 2012 and the year ended February 29, 2012, respectively.
(2)	Net of redemption fees of $0 and $728 for the six months ended August 31, 2012 and the year ended February 29, 2012, respectively.
(3)	Net of redemption fees of $50 and $1,598 for the six months ended August 31, 2012 and the year ended February 29, 2012, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2012 (Unaudited)	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$25.12	$24.50	$20.00

Income from investment operations:
Net investment loss(2)	(0.12)	(0.26)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.06)	0.98	4.58

Total from investment operations	(0.18)	0.72	4.50

Less distributions paid:
From net realized gain on investments	—	(0.10)	—

Total distributions paid	—	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	—

Net Asset Value, End of Period	$24.94	$25.12	$24.50

Total return(5)(6)	(0.72)%	3.00%	22.50%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$13,236	$11,611	$2,726
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	2.84%	3.67%	16.14%
After waivers and reimbursements of expenses(7)	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(1.85)%	(2.84)%	(15.54)%
After waivers and reimbursements of expenses(7)	(1.01)%	(1.17)%	(1.40)%
Portfolio turnover rate(6)	42.92%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2012 (Unaudited)	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$24.89	$24.46	$20.00

Income from investment operations:
Net investment loss(2)	(0.21)	(0.44)	(0.12	)(3)
Net realized and unrealized gain (loss) on investments	(0.06)	0.97	4.58

Total from investment operations	(0.27)	0.53	4.46

Less distributions paid:
From net realized gain on investments	—	(0.10)	—

Total distributions paid	—	(0.10)	—

Paid-in capital from redemption fees (Note 2)	—	—	—

Net Asset Value, End of Period	$24.62	$24.89	$24.46

Total return(4)(5)	(1.08)%	2.22%	22.30%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,752	$1,891	$264
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	3.59%	4.42%	19.09%
After waivers and reimbursements of expenses(6)	2.75%	2.75%	2.75%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(2.62)%	(3.59)%	(18.47)%
After waivers and reimbursements of expenses(6)	(1.78)%	(1.92)%	(2.13)%
Portfolio turnover rate(5)	42.92%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2012 (Unaudited)	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$25.19	$24.51	$20.00

Income from investment operations:
Net investment loss(2)	(0.09)	(0.21)	(0.06	)(3)
Net realized and unrealized gain (loss) on investments	(0.06)	0.99	4.57

Total from investment operations	(0.15)	0.78	4.51

Less distributions paid:
From net realized gain on investments	—	(0.10)	—

Total distributions paid	—	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 0.00 (4)	—

Net Asset Value, End of Period	$25.04	$25.19	$24.51

Total return(5)(6)	(0.60)%	3.24%	22.55%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$8,837	$7,069	$1,640
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	2.59%	3.42%	18.78%
After waivers and reimbursements of expenses(6)	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(1.58)%	(2.59)%	(18.06)%
After waivers and reimbursements of expenses(6)	(0.74)%	(0.92)%	(1.04)%
Portfolio turnover rate(5)	42.92%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2012 (Unaudited)	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008

Net Asset Value, Beginning of Period	$20.11	$21.57		$18.12	$8.70	$19.32	$21.74

Income from investment operations:
Net investment income (loss)(1)	0.00 (3)	0.04		(0.04)	0.05	0.24	0.43
Net realized and unrealized gain (loss) on investments	(0.50)	(1.50)		3.53	9.63	(10.39)	(2.18)

Total from investment operations	(0.50)	(1.46)		3.49	9.68	(10.15)	(1.75)

Less distributions paid:
From net investment income	—	—		(0.04)	(0.26)	—	(0.32)
From net realized gain on investments	—	—		—	—	(0.47)	(0.35)

Total distributions paid	—	—		(0.04)	(0.26)	(0.47)	(0.67)

Paid-in capital from redemption fees (Note 2)(2)	0.00	0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$19.61	$20.11		$21.57	$18.12	$8.70	$19.32

Total return(3)(4)	(2.49)%	(6.77)%		19.25%	111.50%	(53.05)%	(8.24)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$75,942	$122,004		$124,183	$71,389	$26,463	$70,835
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	1.54%	1.58%		1.56%	1.60%	1.58%	1.58%
Excluding dividends and interest expense on short positions	—	1.54%		—	—	—	—
After waivers, reimbursements and recoupments of expenses(5)	1.54%	1.58%		1.56%	1.60%	1.58%	1.59%
Excluding dividends and interest expense on short positions	—	1.54%		—	—	—	—
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	0.01%	0.23	%(7)	(0.21)%	0.32%	1.53%	1.97%
After waivers, reimbursements and recoupments of expenses(5)	0.01%	0.23	%(7)	(0.21)%	0.32%	1.53%	1.96%
Portfolio turnover rate(4)	43.85%	85.09%		50.51%	61.04%	71.52%	36.20%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2012	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008
	(Unaudited)

Net Asset Value, Beginning of Period	$19.53	$21.08		$17.81	$8.57	$19.20	$21.62

Income from investment operations:
Net investment income (loss)(1)	(0.06)	(0.07)		(0.18)	(0.05)	0.12	0.26
Net realized and unrealized gain (loss) on investments	(0.50)	(1.48)		3.46	9.44	(10.29)	(2.15)

Total from investment operations	(0.56)	(1.55)		3.28	9.39	(10.17)	(1.89)

Less distributions paid:
From net investment income	—	—		(0.01)	(0.15)	—	(0.19)
From net realized gain on investments	—	—		—	—	(0.47)	(0.35)

Total distributions paid	—	—		(0.01)	(0.15)	(0.47)	(0.54)

Paid-in capital from redemption fees (Note 2)	—	0.00	(2)	0.00 (2)	0.00 (2)	0.01	0.01

Net Asset Value, End of Period	$18.97	$19.53		$21.08	$17.81	$8.57	$19.20

Total return(3)(4)	(2.92)%	(7.31)%		18.43%	109.55%	(53.38)%	(8.85)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$38,136	$45,172		$60,855	$52,980	$24,408	$74,767
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	2.26%	2.18%		2.31%	2.35%	2.33%	2.33%
Excluding dividends and interest expense on short positions	—	2.14%		—	—	—	—
After waivers, reimbursements and recoupments of expenses(5)	2.26%	2.18%		2.31%	2.35%	2.33%	2.33%
Excluding dividends and interest expense on short positions	—	2.14%		—	—	—	—
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	(0.68)%	(0.36	)%(6)	(0.96)%	(0.35)%	0.75%	1.22%
After waivers, reimbursements and recoupments of expenses(5)	(0.68)%	(0.36	)%(6)	(0.96)%	(0.35)%	0.75%	1.21%
Portfolio turnover rate(4)	43.85%	85.09%		50.51%	61.04%	71.52%	36.20%

(1)  Per share net investment income (loss) was calculated using average shares outstanding.

(2)  Less than 0.05 cent per share.

(3)  Based on net asset value, which does not reflect the sales charge.

(4)  Not annualized for periods less than a full year.

(5)  Annualized for periods less than a full year.

(6)  The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2012	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 29, 2009	Year Ended February 29, 2008
	(Unaudited)

Net Asset Value, Beginning of Period	$20.25	$21.66		$18.15	$8.70	$19.34	$21.76

Income from investment operations:
Net investment income(1)	0.03	0.09		0.01	0.10	0.28	0.44
Net realized and unrealized gain (loss) on investments	(0.52)	(1.50)		3.54	9.64	(10.42)	(2.15)

Total from investment operations	(0.49)	(1.41)		3.55	9.74	(10.14)	(1.71)

Less distributions paid:
From net investment income	—	—		(0.04)	(0.29)	(0.03)	(0.37)
From net realized gain on investments	—	—		—	—	(0.47)	(0.35)

Total distributions paid	—	—		(0.04)	(0.29)	(0.50)	(0.72)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.01

Net Asset Value, End of Period	$19.76	$20.25		$21.66	$18.15	$8.70	$19.34

Total return(3)	(2.42)%	(6.51)%		19.58%	111.96%	(52.94)%	(8.04)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$107,071	$115,837		$115,055	$94,703	$37,891	$104,476
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	1.29%	1.33%		1.31%	1.35%	1.33%	1.34%
Excluding dividends and interest expense on short positions	—	1.29%		—	—	—	—
After waivers, reimbursements and recoupments of expenses(4)	1.29%	1.33%		1.31%	1.35%	1.33%	1.35%
Excluding dividends and interest expense on short positions	—	1.29%		—	—	—	—
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	0.28%	0.49	%(5)	0.04%	0.61%	1.78%	2.03%
After waivers, reimbursements and recoupments of expenses(4)	0.28%	0.49	%(5)	0.04%	0.61%	1.78%	2.02%
Portfolio turnover rate(3)	43.85%	85.09%		50.51%	61.04%	71.52%	36.20%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.5 cent per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

August 31, 2012 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds’ securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities listed in the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not listed on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that a Fund is accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.

Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements require the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the six months ended August 31, 2012, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the year. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2012.

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$22,817,130	$—	$—	$22,817,130
Real Estate Investment Trusts	637,103	—	—	637,103

Total Equity	23,454,233	—	—	23,454,233
Short-Term Investments	426,686	—	—	426,686

Total Investments in Securities	$23,880,919	$—	$—	$23,880,919

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$188,400,816	$—	$—	$188,400,816
Exchange-Trade Notes	5,853,625	—	—	5,853,625
Convertible Bonds	—	1,237,500	—	1,237,500

Total Equity	194,254,441	1,237,500	—	195,491,941

Purchased Options	323,350	—	—	323,350

Short-Term Investments	26,413,008	—	—	26,413,008

Total Investments in Securities	$220,990,799	$1,237,500	$—	$222,228,299

Liabilities:
Written Options	$1,235,438	$—	$—	$1,235,438

The Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2012:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$323,350	Written options, at value	1,235,438

Total		$323,350		$1,235,438

The effect of derivative instruments on the Statement of Operations for the six months ended August 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts	$(194,202)	$3,020,768	2,826,566

Total	$(194,202)	$3,020,768	$2,826,566

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts	$247,531	$(70,648)	$176,893

Total	$247,531	$(70,648)	$176,893

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the six months ended August 31, 2012 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	8,773	$748,034
Options written	8,396	808,752
Options terminated in closing transactions -	—	—
Options exercised	(2,300)	(183,394)
Options expired	(10,521)	(940,977)

Outstanding, end of period	4,348	$432,415

	Put Options
	Contracts	Premiums
Outstanding, beginning of period	23,863	$2,985,682
Options written	19,703	2,708,296
Options terminated in closing transactions -	(1,000)	(88,976)
Options exercised	(15,857)	(1,686,057)
Options expired	(14,697)	(1,995,840)

Outstanding, end of period	12,012	$1,923,105

As of August 31, 2012, the fair value of long positions which served as collateral for call options written was $11,564,950.

Transactions in purchased options during the period ended August 31, 2012 were as follows:

Contracts
Outstanding, beginning of period	6,979
Options purchased	350
Options terminated in closing transactions -	(1,000)
Options exercised	—
Options expired	(489)

Outstanding, end of period	5,840

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. Redemption fees were charged by the Funds as follows:

	Six Months Ended August 31, 2012	Year Ended February 29, 2012
Opportunity Fund	$839	$4,002
Small Cap Value Fund	$111	$1,465

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 29, 2012	Year Ended February 28, 2011
Small Cap Value Fund
Ordinary Income	$84,805	—
Long-Term Capital Gain	$363	—
Opportunity Fund
Ordinary Income	—	$459,334
Long-Term Capital Gain	—	—

As of February 29, 2012, the components of accumulated earnings on a tax basis were as follows:

	Small Cap Value Fund	Opportunity Fund
Cost basis of investments for Federal income tax purposes	$19,282,309	$256,006,793

Gross tax unrealized appreciation	2,603,970	38,784,430
Gross tax unrealized depreciation	(1,176,085)	(10,116,254)

Net tax unrealized appreciation	1,427,885	28,668,176

Undistributed ordinary income	—	702,672
Undistributed long-term capital gain	13,466	—

Total distributable earnings	13,466	702,672

Other accumulated losses	—	(65,476,933)

Total accumulated earnings (losses)	$1,441,351	$(36,106,085)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Small Cap Value Fund	161,368	(25,896)	(135,472)
Opportunity Fund	95,760	(95,760)	—

At February 29, 2012, the Opportunity Fund had accumulated net realized capital loss carryovers of $14,485,968 and $33,601,184, which will expire on February 28, 2017 and February 28, 2018, respectively, and a long-term capital loss carryover of $18,381,052, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryover.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 29, 2012. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2012. At February 29, 2012, the following years remain open to examination in the Funds’ major tax jurisdictions; fiscal years 2009 through 2012 for the Opportunity Fund and 2011 through 2012 for the Small Cap Value Fund.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% for the Opportunity Fund and 1.25% for the Small Cap Value Fund of each Fund’s average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through June 29, 2014, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class
Small Cap Value Fund	2.00%	2.75%	1.75%
Opportunity Fund	1.75%	2.50%	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than a Fund’s Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Small Cap Value Fund	Opportunity Fund
February 28, 2014	$67,035	N/A
February 28, 2015	214,662	N/A
August 31, 2015	$91,842	N/A

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Funds’ average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Funds’ average daily net assets of Class C shares for shareholder servicing. During the six months ended August 31, 2012, the Opportunity Fund Class C shares accrued the 0.25% shareholder service fee for only a portion of the period. During the six months ended August 31, 2012, the Funds accrued expenses pursuant to the 12b-1 Plan and shareholder servicing as follows:

	12b-1 Plan	Shareholder Servicing Plan
Small Cap Value Fund
Class A	$15,492	N/A
Class C	$6,919	$2,306
Opportunity Fund
Class A	$133,745	N/A
Class C	$152,784	$43,720

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For the six months ended August 31, 2012, administration and accounting fees of $60,080 and $148,610 were incurred for the Small Cap Value Fund and Opportunity Fund, respectively. At August 31, 2012, the Administrator was owed fees of $50,929 and $118,492 from the Small Cap Value Fund and Opportunity Fund, respectively.

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. For the six months ended August 31, 2012, the Small Cap Value Fund incurred $35,794, and $3,534 in transfer agency and custody fees, respectively. For the six months ended August 31, 2012, the Opportunity Fund incurred $136,475, and $16,493 in transfer agency and custody fees, respectively. At August 31, 2012, the Small

Cap Value Fund owed $27,785, and $3,060 for transfer agency and custody fees, respectively. At August 31, 2012, the Opportunity Fund owed $71,596, and $14,589 for transfer agency and custody fees, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the six months ended August 31, 2012, the Small Cap Value Fund and Opportunity Fund were allocated $3,972 and $4,004, respectively, of the Trust’s Chief Compliance Officer’s fee. At August 31, 2012, the Small Cap Value Fund and Opportunity Fund owed fees of $3,645 and $3,669; respectively, to USBFS for Chief Compliance Officer services.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Value Fund – Class A Shares	Six Months Ended August 31, 2012	Year Ended February 29, 2012
Shares sold	165,246	562,943
Shares issued to holders in reinvestment of distributions	—	1,992
Shares redeemed	(96,767)	(213,988)

Net increase	68,479	350,947

Snow Capital Small Cap Value Fund – Class C Shares	Six Months Ended August 31, 2012	Year Ended February 29, 2012
Shares sold	13,361	71,979
Shares issued to holders in reinvestment of distributions	—	315
Shares redeemed	(18,199)	(7,079)

Net increase (decrease)	(4,838)	65,215

Snow Capital Small Cap Value Fund – Institutional Class Shares	Six Months Ended August 31, 2012	Year Ended February 29, 2012
Shares sold	89,380	224,491
Shares issued to holders in reinvestment of distributions	—	421
Shares redeemed	(17,068)	(11,198)

Net increase	72,312	213,714

Snow Capital Opportunity Fund – Class A Shares	Six Months Ended August 31, 2012	Year Ended February 29, 2012
Shares sold	278,174	2,611,257
Shares issued to holders in reinvestment of distributions		—
Shares redeemed	(2,470,745)	(2,301,853)

Net increase (decrease)	(2,192,571)	309,404

Snow Capital Opportunity Fund – Class C Shares	Six Months Ended August 31, 2012	Year Ended February 29, 2012
Shares sold	53,996	272,517
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(356,470)	(847,289)

Net increase (decrease)	(302,474)	(574,772)

Snow Capital Opportunity Fund – Institutional Class Shares	Six Months Ended August 31, 2012	Year Ended February 29, 2012
Shares sold	1,120,295	2,391,592
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(1,423,592)	(1,981,648)

Net increase (decrease)	(303,297)	409,944

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended August 31, 2012 are summarized below.

	Opportunity Fund	Small Cap Value Fund
Purchases:
U.S. Government	$—	$—
Other	97,826,337	12,256,138
Sales:
U.S. Government	$—	$—
Other	118,907,307	9,248,020

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2012 to consider the renewal of the Investment Advisory Agreement, as amended (the “Agreement”), between the Trust, on behalf of the Snow Capital Opportunity Fund (the “Opportunity Fund”) and the Snow Capital Small Cap Value Fund (the “Small Cap Value Fund”), each a series of the Trust (each, a “Fund,” and together, the “Funds”), and Snow Capital Management, L.P., the Funds’ investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one year term ending August 31, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the

Funds’ operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Richard A. Snow and Nathan T. Snyder, the Opportunity Fund’s portfolio managers, and Joshua R. Schachter and Anne S. Wickland, the Small Cap Value Fund’s portfolio managers, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Opportunity Fund’s Institutional Class shares for the year-to-date, one-year, three-year and five-year periods ended July 31, 2012. The Trustees also discussed the performance of the Small Cap Value Fund’s Institutional Class shares for the year-to-date and one-year periods ended July 31, 2012. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index for the Opportunity Fund and the Russell 2000 Value Index for the Small Cap Value Fund), and in comparison to a peer group as constructed by data presented by Morningstar, Inc. (a peer group of U.S. open-end large value funds for the Opportunity Fund and a peer group of U.S. open-end small value funds for the Small Cap Value Fund) (each a “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of other separately-managed accounts and a private investment vehicle of the Adviser that were similar to the Funds in terms of investment strategies.

The Trustees noted that the Opportunity Fund’s performance for its Institutional Class shares for the year-to-date, one-year and three-year periods ended July 31, 2012 was below its Morningstar Peer Group averages, with each falling within the fourth quartile. The Trustees noted that the Opportunity Fund’s performance for the three-year period ended July 31, 2012 was the worst of its Morningstar Peer Group. The Trustees also noted that for the five-year period ended July 31, 2012, the Opportunity Fund’s performance was in-line with the Morningstar Peer Group average. The Trustees further noted that for the year-to-date period ended May 31, 2012, and for the one-year, five-year and since inception periods ended December 31, 2011, the Opportunity Fund’s performance lagged the S&P 500 Index. The Trustees noted that the Opportunity Fund outperformed the S&P 500 Index for the three-year period ended December 31, 2011.

The Trustees noted that the performance of the Small Cap Value Fund for its Institutional Class shares for the year-to-date period ended July 31, 2012 fell into the first quartile, above the Morningstar Peer Group average. The Trustees further noted that for the one-year period ended July 31, 2012, the Small Cap Value Fund’s performance fell into the third quartile, below the Morningstar Peer Group average for the period. The Trustees also noted that for the year-to-date period ended May 31, 2012, the Small Cap Value Fund’s performance was in-line with the Russell 2000 Value Index, but that the Fund had significantly outperformed the Russell 2000 Value Index for the one-year and since inception periods ended December 31, 2011.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed accounts and a private investment vehicle, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Opportunity Fund’s operations following the Fund’s inception and had fully recouped those subsidies and had subsidized the Small Cap Value Fund’s operations following the Fund’s inception and not recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the August 30, 2012 meeting, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Opportunity Fund’s contractual management fee of 1.00% fell within the fourth quartile and ranked highest among its Morningstar Peer Group. The Morningstar Peer Group average of 0.61% fell within the third quartile. The Trustees noted that the Opportunity Fund was operating below its expense cap of 1.50% for Institutional Class shares. The Trustees observed that the Opportunity Fund’s total expense ratio of 1.29% for Institutional Class shares fell within the fourth quartile and ranked above its Morningstar Peer Group average of 0.84%, which fell within the third quartile. The Trustees also compared the fees paid by the Opportunity Fund to the fees paid by separately-managed accounts and a private investment vehicle of the Adviser that were similar to the Fund in terms of their underlying investment philosophy and noted that the Fund’s management fee appeared to be reasonable.

The Trustees noted that the Small Cap Value Fund’s contractual management fee of 1.25% fell within the fourth quartile and ranked highest among its Morningstar Peer Group. The Morningstar Peer Group average of 0.94% fell within the second quartile. The Trustees observed that the Small Cap Value Fund’s total expense ratio of 1.75% for its Institutional Class shares fell within the fourth quartile and ranked highest among its Morningstar Peer Group, above the peer group average of 1.26%, which fell within the third quartile. The Trustees also compared the fees paid by the Small Cap Value Fund to the fees paid by separately-managed accounts and a private investment vehicle of the Adviser that were similar to the Fund in terms of their underlying investment philosophy and noted that the Fund’s management fee appeared to be reasonable.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Small Cap Value Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared the Funds’ expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Funds’ management fee and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Small Cap Value Fund. The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds. The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of each Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 29, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	4.13%
Opportunity Fund	—%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 29, 2012 was as follows:

Small Cap Value Fund	3.76%
Opportunity Fund	—%

For the fiscal year ended February 29, 2012, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	100.00%
Opportunity Fund	—%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004–present).	27	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	27	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 69	Trustee	Indefinite Term; Since October 23, 2009	Retired; Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	27	Independent Trustee, Gottex Multi-Asset Endowment Fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives Fund complex (three closed-end investment companies); Independent Manager, Ramius IDF Fund complex (two closed-end investment companies).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Chairperson, President, and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	27	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 10, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 65	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Secretary	Indefinite Term; Since November 15, 2005	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 38	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2002–present).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 30	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2008–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at
1-877-SNOWFND (877-766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*	/s/ Joseph Neuberger
Joseph Neuberger, President

Date November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joseph Neuberger
Joseph Neuberger, President

Date November 5, 2012

By (Signature and Title)*	/s/ John Buckel
John Buckel, Treasurer

Date November 5, 2012

*	Print the name and title of each signing officer under his or her signature.